EX-99.B9CII
                                                      Exhibit 24(b)(9)(c)(ii)



                                   AMENDMENT NO. 9
                                         to
                                     SCHEDULE A
                                         of
                              DELAWARE GROUP OF FUNDS*
                              FUND ACCOUNTING AGREEMENT

 Delaware Group Adviser Funds, Inc.
                      Corporate Income Fund (liquidated September 19,1997) Enterprise Fund (liquidated September 19, 1997) Federal Bond Fund (liquidated September 19, 1997) New Pacific Fund
                      U.S. Growth Fund
                      Overseas Equity Fund (formerly World Growth Fund)

 Delaware Group Cash Reserve, Inc.

 Delaware Group Equity Funds I, Inc. (formerly Delaware)
                      Delaware Fund
                      Devon Fund

 Delaware Group Equity Funds II, Inc. (formerly Decatur)
                      Blue Chip Fund (New)
                      Decatur Income Fund
                      Decatur Total Return Fund
                      Quantum Fund (New)

 Delaware Group Equity Funds III, Inc. (formerly Trend)
                      Trend Fund

 Delaware Group Equity Funds IV, Inc. (formerly DelCap)
                      Capital Appreciation Fund   (New)
                      DelCap Fund

 Delaware Group Equity Funds V, Inc. (formerly Value)
                      Small Cap Value Fund (formerly Value Fund)
                      Retirement Income Fund   (New)
 _________________
 *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between DelawareService Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

 Delaware Group Foundation Funds (New)
                      Balanced Portfolio (New)
                      Growth Portfolio (New)
                      Income Portfolio (New)

 Delaware Group Government Fund, Inc.
                      Government Income Series (U.S. Government Fund)

 Delaware Group Global & International Funds, Inc.
                      Emerging Markets Fund (New)
                      Global Assets Fund
                      Global Bond Fund
                      International Equity Fund
                      Global Equity Fund (New)
                      International Small Cap Fund (New)

 Delaware Group Income Funds, Inc. (formerly Delchester)
                      Delchester Fund
                      High-Yield Opportunities Fund (New)
                      Strategic Income Fund (New)

 Delaware Group Limited-Term Government Funds, Inc.
                      Limited-Term Government Fund
                      U. S. Government Money Fund

 Delaware Pooled Trust, Inc.
                      The Aggressive Growth Portfolio
                      The Large-Cap Value Equity Portfolio
                     (formerly The Defensive Equity Portfolio)
                      The Small/Mid-Cap Value Equity Portfolio (New)
                     (formerly The Defensive Equity Small/Mid-Cap Portfolio)
                      The Defensive Equity Utility Portfolio(deregistered January 14, 1997)
                      The Emerging Markets Portfolio (New)
                      The Intermediate Fixed Income Portfolio
                      (formerly The Fixed Income Portfolio)
                      The Global Fixed Income Portfolio
                      The High-Yield Bond Portfolio (New)
                      The International Equity Portfolio
                      The International Fixed Income Portfolio (New)
                      The Labor Select International Equity Portfolio
                      The Limited-Term Maturity Portfolio (New)
                      The Real Estate Investment Trust Portfolio
                      The Global Equity Portfolio (New)
                      The Real Estate Investment Trust Portfolio II(New)
                      The Diversified Core Fixed Income Portfolio(New)
                      The Aggregate Fixed Income Portfolio (New)

 Delaware Group Premium Fund, Inc.
                      Capital Reserves Series
                      Cash Reserve Series
                      Convertible Securities Series (New)
                      Decatur Total Return Series
                      Delaware Series
                      Delchester Series
                      Devon Series (New)
                      Emerging Markets Series (New)
                      DelCap Series
                      Global Bond Series (New)
                      International Equity Series
                      Quantum Series (New)
                      REIT Series (New)
                      Strategic Income Series (New)
                      Trend Series
                      Value Series

 Delaware Group Tax-Free Fund, Inc.
                      Tax-Free Insured Fund
                      Tax-Free USA Fund
                      Tax-Free USA Intermediate Fund

 Delaware Group Tax-Free Money Fund, Inc.

 Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income Trust-Pennsylvania)
                      Tax-Free Pennsylvania Fund
                      Tax-Free New Jersey Fund (New)
                      Tax-Free Ohio Fund (New)

 Voyageur Funds, Inc.
                      Voyageur U.S. Government Securities Fund (New)

 Voyageur Insured Funds, Inc.
                      Arizona Insured Tax Free Fund (New)
                      Colorado Insured Fund (New)
                      Minnesota Insured Fund (New)
                      National Insured Tax Free Fund (New)

 Voyageur Intermediate Tax Free Funds, Inc.
                      Arizona Limited Term Tax Free Fund (New)
                      California Limited Term Tax Free Fund (New)
                      Colorado Limited Term Tax Free Fund (New)
                      Minnesota Limited Term Tax Free Fund (New)
                      National Limited Term Tax Free Fund (New)

 Voyageur Investment Trust
                      California Insured Tax Free Fund (New)
                      Florida Insured Tax Free Fund (New)
                      Florida Tax Free Fund (New)
                      Kansas Tax Free Fund (New)
                      Missouri Insured Tax Free Fund (New)
                      New Mexico Tax Free Fund (New)
                      Oregon Insured Tax Free Fund (New)
                      Utah Tax Free Fund (New)
                      Washington Insured Tax Free Fund (New)

 Voyageur Investment Trust II
                      Florida Limited Term Tax Free Fund (New)

 Voyageur Mutual Funds, Inc.
                      Arizona Tax Free Fund (New)
                      California Tax Free Fund (New)
                      Iowa Tax Free Fund (New)
                      Idaho Tax Free Fund (New)
                      Minnesota High Yield Municipal Bond Fund (New) National High Yield Municipal Bond Fund (New) National Tax Free Fund (New)
                      New York Tax Free Fund (New)
                      Wisconsin Tax Free Fund (New)

 Voyageur Mutual Funds II, Inc.
                      Colorado Tax Free Fund (New)

 Voyageur Mutual Funds III, Inc.
                      Aggressive Growth Fund (New)
                      Growth Stock Fund (New)
                      International Equity Fund (New)
                      Tax Efficient Equity Fund (New)

 Voyageur Tax Free Funds, Inc.
                      Minnesota Tax Free Fund (New)
                      North Dakota Tax Free Fund (New)

 Dated as of March 31, 1998

 DELAWARE SERVICE COMPANY, INC.

 By:
                      David K. Downes
                      President, Chief Executive Officer and Chief
 Financial
                       Officer


 DELAWARE GROUP ADVISER FUNDS, INC.
 DELAWARE GROUP CASH RESERVE, INC.
 DELAWARE GROUP EQUITY FUNDS I, INC.
 DELAWARE GROUP EQUITY FUNDS II, INC.
 DELAWARE GROUP EQUITY FUNDS III, INC.
 DELAWARE GROUP EQUITY FUNDS IV, INC.
 DELAWARE GROUP EQUITY FUNDS V, INC.
 DELAWARE GROUP FOUNDATION FUNDS
 DELAWARE GROUP GOVERNMENT FUND, INC.
 DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
 DELAWARE GROUP INCOME FUNDS, INC.
 DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
 DELAWARE POOLED TRUST, INC.
 DELAWARE GROUP PREMIUM FUND, INC.
 DELAWARE GROUP STATE TAX-FREE INCOME TRUST
 DELAWARE GROUP TAX-FREE FUND, INC.
 DELAWARE GROUP TAX-FREE MONEY FUND, INC.
 VOYAGEUR FUNDS, INC.
 VOYAGEUR INSURED FUNDS, INC.
 VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
 VOYAGEUR INVESTMENT TRUST
 VOYAGEUR INVESTMENT TRUST II
 VOYAGEUR MUTUAL FUNDS, INC.
 VOYAGEUR MUTUAL FUNDS II, INC.
 VOYAGEUR MUTUAL FUNDS III, INC.



 By:
      Wayne A. Stork
       Chairman